UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 29, 2005

ANGIODYNAMICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-50761 (Commission File Number)	11-3146460 (IRS Employer Identification No.)

603 Queensbury Avenue, Queensbury, New York (Address of Principal Executive Offices)	12804 (Zip Code)

(518) 798-1215
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01	REGULATION FD DISCLOSURE

The following information is furnished pursuant to both Item 2.02 and Item 7.01.

On March 29, 2005, AngioDynamics, Inc. issued a press release announcing its financial results for the thirteen and thirty-nine weeks ended February 26, 2005. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release issued by AngioDynamics, Inc. on March 29, 2005, regarding financial results for the thirteen and thirty-nine weeks ended February 26, 2005.

SIGNATURES:

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2005	ANGIODYNAMICS, INC. (Registrant)

	By:	/s/ Joseph G. Gerardi ————————————————— Joseph G. Gerardi Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by AngioDynamics, Inc. on March 29, 2005, regarding financial results for the thirteen and thirty-nine weeks ended February 26, 2005.

4